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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 2, 2001
                                                         -------------

                            SYMPHONIX DEVICES, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)

     Delaware                         000-23767            77-0376250
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     (State or other jurisdiction    (Commission       (IRS Employer
      of incorporation)              File Number)      Identification No.)


     2331 Zanker Road, San Jose, California                  95131-1107
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     (Address of principal executive offices)                (Zip Code)

     Registrant's telephone number, including area code (408) 232-0710
                                                        ------------------


     _____________________________________________________________________
         (Former name or former address, if changed since last report)
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Item 4. Changes in Registrant's Certifying Accountant

   (a)  Previous independent accountants

          (i) On April 2, 2001, Symphonix Devices, Inc. dismissed KPMG LLP as the Company's independent accountants. The Registrant's Audit Committee and Board of Directors participated in and approved the decision to change the independent accountants.

          (ii) Neither KPMG LLP's report on the financial statements for fiscal year 2000 nor PricewaterhouseCoopers LLP's report on the financial statements for fiscal year 1999 contained an adverse opinion or disclaimer of opinion or were qualified or modified as to uncertainty, audit scope or accounting principle.

          (iii) In connection with its audits for the two most recent fiscal years and through April 2, 2001, there were no disagreements with PricewaterhouseCoopers LLP or KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP or KPMG LLP would have caused them to make reference thereto in their report on the financial statements for such years.

          (iv) During the two most recent fiscal years and through April 2, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

          (v)   The Registrant has requested that KPMG LLP and
PricewaterhouseCoopers LLP furnish them with letters addressed to the SEC stating whether or not they agree with the above statements. Copies of such letters, dated April 9, 2001, are filed as Exhibits 16.1 and 16.2 to this Form 8-K.

   (b)  New independent accountants

          The Registrant engaged PricewaterhouseCoopers LLP as its new independent accountants on April 9, 2001. Prior to that date, PricewaterhouseCoopers LLP audited the Company's financial statements from inception through December 31, 1999. PricewaterhouseCoopers LLP was the Registrant's independent accountants until January 29, 2001, at which time PricewaterhouseCoopers LLP resigned. Since January 29, 2001, the Registrant has not consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

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Item 7.    Financial Statements and Exhibits

     (c)   Exhibits

           16.1 Letter regarding change in certifying accountant from KPMG LLP.

           16.2 Letter regarding change in certifying accountant from PricewaterhouseCoopers LLP.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SYMPHONIX DEVICES, INC.


                                    /s/ Kirk B. Davis
                                    -------------------------------------
                                    Kirk B. Davis
                                    President and Chief Executive Officer

                                    Date:  April 9, 2001

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                                 EXHIBIT INDEX


Exhibit No.   Description
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16.1          Letter from KPMG LLP regarding change in certifying accountant.
16.2          Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.